July 24, 2024	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL THIRD QUARTER OF
2024 RESULTS

•Record client assets under administration of $1.48 trillion and record Private Client Group assets in fee-based accounts of $820.6 billion, up 15% and 18%, respectively, over June 2023
•Domestic Private Client Group net new assets(1) of $16.5 billion for the fiscal third quarter, annualized growth from beginning of period assets of 5.2%
•Record quarterly net revenues of $3.23 billion, up 11% over the prior year’s fiscal third quarter and 4% over the preceding quarter
•Quarterly net income available to common shareholders of $491 million, or $2.31 per diluted share; quarterly adjusted net income available to common shareholders of $508 million(2), or $2.39 per diluted share(2)
•Total clients’ domestic cash sweep and Enhanced Savings Program (“ESP”) balances of $56.4 billion, down 3% compared to both June 2023 and March 2024
•Record net revenues of $9.36 billion and record net income available to common shareholders of $1.46 billion for the first nine months of fiscal 2024, up 9% and 12%, respectively, over the first nine months of fiscal 2023
•Repurchased approximately 2 million shares of common stock for $243 million during the fiscal third quarter
•Annualized return on common equity of 18.2% and annualized adjusted return on tangible common equity of 22.5%(2) for the first nine months of fiscal 2024

ST. PETERSBURG, Fla – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $3.23 billion and net income available to common shareholders of $491 million, or $2.31 per diluted share, for the fiscal third quarter ended June 30, 2024. Excluding $23 million of expenses related to acquisitions, quarterly adjusted net income available to common shareholders was $508 million(2), or $2.39 per diluted share(2).

Record quarterly net revenues increased 11% over the prior year’s fiscal third quarter and 4% over the preceding quarter, primarily driven by higher asset management and related administrative fees which grew to $1.61 billion. Compared to both the prior-year and preceding quarters, quarterly net income available to common shareholders increased largely due to higher net revenues and a bank loan benefit for credit losses compared to a bank loan provision in the comparative periods.

For the first nine months of the fiscal year, record net revenues of $9.36 billion increased 9%, record earnings per diluted share of $6.85 increased 15%, and record adjusted earnings per diluted share of $7.10(2) increased 15% over the first nine months of fiscal 2023. The Private Client Group and Asset Management segments generated record net revenues and pre-tax income during the first nine months of the fiscal year. For this period, annualized return on common equity was 18.2% and annualized adjusted return on tangible common equity was 22.5%(2).

“We generated another strong quarter of results with record revenues, record client assets, record bank loans and strong domestic Private Client Group net new asset annualized growth of 5.2%,” said Chair and CEO Paul Reilly. “We are well positioned entering the fiscal fourth quarter with strong capital ratios and a flexible balance sheet.”
Please refer to the footnotes at the end of this press release for additional information.

Segment Results
Private Client Group

•Record quarterly net revenues of $2.42 billion, up 11% over the prior year’s fiscal third quarter and 3% over the preceding quarter
•Quarterly pre-tax income of $441 million, up 7% over the prior year’s fiscal third quarter and down 1% compared to the preceding quarter
•Record Private Client Group assets under administration of $1.42 trillion, up 15% over June 2023 and 2% over March 2024
•Record Private Client Group assets in fee-based accounts of $820.6 billion, up 18% over June 2023 and 3% over March 2024
•Domestic Private Client Group net new assets(1) of $16.5 billion for the fiscal third quarter, or annualized growth from beginning of period assets of 5.2%; Domestic Private Client Group net new assets(1) of $47.7 billion for the first nine months of fiscal 2024, or annualized growth from beginning of period assets of 5.8%
•Total clients’ domestic cash sweep and ESP balances of $56.4 billion, down 3% compared to both the prior year’s fiscal third quarter and the preceding quarter

Record quarterly net revenues grew 11% year-over-year and 3% sequentially primarily driven by higher asset management and related administrative fees, reflecting growth of assets in fee-based accounts during the year.

“As we remain focused on retaining, supporting and attracting high-quality financial advisors, we generated strong domestic net new assets of $16.5 billion(1) during the quarter, an annualized growth rate of 5.2%,” said Reilly. “Recruiting activity remains strong and existing and prospective advisors continue to be attracted to our advisor and client-focused culture and leading technology and product offerings.”

Capital Markets

•Quarterly net revenues of $330 million, up 20% over the prior year’s fiscal third quarter and 3% over the preceding quarter
•Quarterly pre-tax loss of $14 million
•Quarterly investment banking revenues of $173 million, up 23% over the prior year’s fiscal third quarter and 1% over the preceding quarter

Quarterly net revenues grew 20% over the prior-year quarter primarily the result of higher investment banking revenues. Sequentially, quarterly net revenues increased 3%, largely due to higher affordable housing investments business revenues.

“Investment banking revenues increased slightly from the preceding quarter driven by higher debt and equity underwriting revenues, whereas M&A revenues declined,” said Reilly. “We continue to be optimistic about our healthy M&A pipeline and new business activity; however, timing of closings remains difficult to predict.”

Asset Management

•Record quarterly net revenues of $265 million, up 17% over the prior year’s fiscal third quarter and 5% over the preceding quarter
•Quarterly pre-tax income of $112 million, up 26% over the prior year’s fiscal third quarter and 12% over the preceding quarter
•Record financial assets under management of $229.3 billion, up 14% over June 2023 and 1% over March 2024

Record quarterly net revenues grew 17% year-over-year and 5% sequentially largely attributable to higher financial assets under management due to higher equity markets and net inflows into fee-based accounts in the Private Client Group.

Please refer to the footnotes at the end of this press release for additional information.

Bank

•Quarterly net revenues of $418 million, down 19% compared to the prior year’s fiscal third quarter and 1% compared to the preceding quarter
•Quarterly pre-tax income of $115 million, up 74% over the prior year’s fiscal third quarter and 53% over the preceding quarter
•Bank segment net interest margin (“NIM”) of 2.64% for the quarter, down 62 basis points compared to the prior year’s fiscal third quarter and 2 basis points compared to the preceding quarter
•Record net loans of $45.1 billion, up 4% over June 2023 and 2% over March 2024

Quarterly pre-tax income grew 74% year-over-year predominantly driven by lower expenses which more than offset a decline in net revenues, which was mostly due to lower NIM. The current quarter included a bank loan benefit for credit losses compared to a bank loan provision for credit losses in the same year-ago period, as well as lower RJBDP fees paid to our Private Client Group segment.

The credit quality of the loan portfolio remains solid, with criticized loans as a percent of total loans held for investment ending the quarter at 1.15%, down from 1.21% in the preceding quarter. Bank loan allowance for credit losses as a percent of total loans held for investment was 1.00%, and bank loan allowance for credit losses on corporate loans as a percent of corporate loans held for investment was 2.00%.

Other
During the fiscal third quarter, the firm repurchased 2 million shares of common stock for $243 million at an average price of $122 per share. The firm has repurchased $600 million of common shares through the first nine months of fiscal 2024 leaving approximately $945 million available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 23.6%(3) and the tier 1 leverage ratio was 12.7%(3), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, July 24, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. A replay of the call will be available at the same location until October 23, 2024. For a connection to the conference call, please dial: 888-596-4144 (conference code: 3778589).

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 8,800 financial advisors. Total client assets are $1.48 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Third Quarter of 2024	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Net revenues	$3,228	$2,907	$3,118	11%	4%
Pre-tax income	$644	$486	$609	33%	6%
Net income available to common shareholders	$491	$369	$474	33%	4%

Earnings per common share: (4)
Basic	$2.37	$1.75	$2.27	35%	4%
Diluted	$2.31	$1.71	$2.22	35%	4%

Non-GAAP measures: (2)
Adjusted pre-tax income	$667	$526	$635	27%	5%
Adjusted net income available to common shareholders	$508	$399	$494	27%	3%
Adjusted earnings per common share – basic (4)	$2.45	$1.89	$2.37	30%	3%
Adjusted earnings per common share – diluted (4)	$2.39	$1.85	$2.31	29%	3%

	Nine months ended
$ in millions, except per share amounts	June 30, 2024	June 30, 2023	% change
Net revenues	$9,359	$8,566	9%
Pre-tax income	$1,883	$1,695	11%
Net income available to common shareholders	$1,462	$1,301	12%

Earnings per common share: (4)
Basic	$7.02	$6.09	15%
Diluted	$6.85	$5.95	15%

Non-GAAP measures: (2)
Adjusted pre-tax income	$1,955	$1,760	11%
Adjusted net income available to common shareholders	$1,516	$1,350	12%
Adjusted earnings per common share – basic (4)	$7.28	$6.32	15%
Adjusted earnings per common share – diluted (4)	$7.10	$6.17	15%

Other selected financial highlights	Three months ended			Nine months ended
	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Return on common equity (5)	17.8%	14.9%	17.5%	18.2%	17.9%
Adjusted return on common equity (2) (5)	18.4%	16.1%	18.3%	18.8%	18.5%
Adjusted return on tangible common equity (2) (5)	21.9%	19.7%	21.8%	22.5%	22.7%
Pre-tax margin (6)	20.0%	16.7%	19.5%	20.1%	19.8%
Adjusted pre-tax margin (2) (6)	20.7%	18.1%	20.4%	20.9%	20.5%
Total compensation ratio (7)	64.7%	63.7%	65.5%	64.7%	63.1%
Adjusted total compensation ratio (2) (7)	64.4%	62.7%	65.2%	64.3%	62.4%
Effective tax rate	23.6%	24.1%	21.8%	22.1%	23.0%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2024

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Revenues:
Asset management and related administrative fees	$1,611	$1,373	$1,516	17%	6%
Brokerage revenues:
Securities commissions	416	356	414	17%	—%
Principal transactions	116	105	114	10%	2%
Total brokerage revenues	532	461	528	15%	1%
Account and service fees	328	264	335	24%	(2)%
Investment banking	183	151	179	21%	2%
Interest income	1,057	987	1,049	7%	1%
Other	51	57	31	(11)%	65%
Total revenues	3,762	3,293	3,638	14%	3%
Interest expense	(534)	(386)	(520)	38%	3%
Net revenues	3,228	2,907	3,118	11%	4%
Non-interest expenses:
Compensation, commissions and benefits	2,090	1,851	2,043	13%	2%
Non-compensation expenses:
Communications and information processing	166	149	165	11%	1%
Occupancy and equipment	75	68	73	10%	3%
Business development	72	66	60	9%	20%
Investment sub-advisory fees	48	40	44	20%	9%
Professional fees	38	35	33	9%	15%
Bank loan provision/(benefit) for credit losses	(10)	54	21	NM	NM
Other (8)	105	158	70	(34)%	50%
Total non-compensation expenses	494	570	466	(13)%	6%
Total non-interest expenses	2,584	2,421	2,509	7%	3%
Pre-tax income	644	486	609	33%	6%
Provision for income taxes	152	117	133	30%	14%
Net income	492	369	476	33%	3%
Preferred stock dividends	1	—	2	NM	(50)%
Net income available to common shareholders	$491	$369	$474	33%	4%

Earnings per common share – basic (4)	$2.37	$1.75	$2.27	35%	4%
Earnings per common share – diluted (4)	$2.31	$1.71	$2.22	35%	4%
Weighted-average common shares outstanding – basic	206.8	210.1	208.3	(2)%	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	212.3	214.8	213.4	(1)%	(1)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2024

Consolidated Statements of Income (Unaudited)

	Nine months ended
in millions, except per share amounts	June 30, 2024	June 30, 2023	% change
Revenues:
Asset management and related administrative fees	$4,534	$3,917	16%
Brokerage revenues:
Securities commissions	1,213	1,077	13%
Principal transactions	369	364	1%
Total brokerage revenues	1,582	1,441	10%
Account and service fees	982	811	21%
Investment banking	543	446	22%
Interest income	3,159	2,729	16%
Other	120	133	(10)%
Total revenues	10,920	9,477	15%
Interest expense	(1,561)	(911)	71%
Net revenues	9,359	8,566	9%
Non-interest expenses:
Compensation, commissions and benefits	6,054	5,407	12%
Non-compensation expenses:
Communications and information processing	481	441	9%
Occupancy and equipment	220	202	9%
Business development	193	176	10%
Investment sub-advisory fees	132	110	20%
Professional fees	103	105	(2)%
Bank loan provision for credit losses	23	96	(76)%
Other (8) (9)	270	334	(19)%
Total non-compensation expenses	1,422	1,464	(3)%
Total non-interest expenses	7,476	6,871	9%
Pre-tax income	1,883	1,695	11%
Provision for income taxes	417	390	7%
Net income	1,466	1,305	12%
Preferred stock dividends	4	4	—%
Net income available to common shareholders	$1,462	$1,301	12%

Earnings per common share – basic (4)	$7.02	$6.09	15%
Earnings per common share – diluted (4)	$6.85	$5.95	15%
Weighted-average common shares outstanding – basic	207.9	213.0	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	213.1	218.0	(2)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Third Quarter of 2024	(Unaudited)

	As of				% change from
$ in millions, except per share amounts	June 30, 2024		June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Total assets	$80,628		$77,633	$81,232	4%	(1)%
Total common equity attributable to Raymond James Financial, Inc.	$11,118		$9,870	$10,905	13%	2%
Book value per share (10)	$54.08		$47.34	$52.60	14%	3%
Tangible book value per share (2) (10)	$45.57		$38.71	$44.11	18%	3%

Capital ratios:
Tier 1 leverage	12.7%	(3)	11.4%	12.3%
Tier 1 capital	22.2%	(3)	20.6%	21.9%
Common equity tier 1	22.0%	(3)	20.4%	21.8%
Total capital	23.6%	(3)	22.0%	23.3%

	As of			% change from
Client asset metrics ($ in billions)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Client assets under administration	$1,476.2	$1,280.9	$1,449.1	15%	2%
Private Client Group assets under administration	$1,415.7	$1,227.0	$1,388.8	15%	2%
Private Client Group assets in fee-based accounts	$820.6	$697.0	$798.8	18%	3%
Financial assets under management	$229.3	$200.7	$226.8	14%	1%

	Three months ended			Nine months ended
Net new assets metrics ($ in millions)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Domestic Private Client Group net new assets (1) (11)	$16,517	$14,386	$9,648	$47,740	$59,085
Domestic Private Client Group net new assets growth — annualized (1) (11)	5.2%	5.4%	3.2%	5.8%	8.3%

	As of			% change from
Private Client Group financial advisors	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Employees	3,812	3,654	3,747	4%	2%
Independent contractors	4,970	5,050	5,014	(2)%	(1)%
Total advisors (12)	8,782	8,704	8,761	1%	—%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Raymond James Bank Deposit Program (“RJBDP”): (13)
Bank segment (13)	$23,371	$27,915	$23,405	(16)%	—%
Third-party banks (13)	17,325	16,923	18,234	2%	(5)%
Subtotal RJBDP	40,696	44,838	41,639	(9)%	(2)%
Client Interest Program	1,713	1,915	1,715	(11)%	—%
Total clients’ domestic cash sweep balances	42,409	46,753	43,354	(9)%	(2)%
Enhanced Savings Program (“ESP”) (14)	14,039	11,225	14,863	25%	(6)%
Total clients’ domestic cash sweep and ESP balances	$56,448	$57,978	$58,217	(3)%	(3)%

	Three months ended			% change from		Nine months ended
Net interest income and RJBDP fees ($ in millions)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023	% change
Net interest income and RJBDP fees (third-party banks)	$672	$708	$689	(5)%	(2)%	$2,059	$2,162	(5)%
Average yield on RJBDP - third-party banks (15)	3.41%	3.37%	3.59%			3.55%	3.05%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Third Quarter of 2024	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	June 30, 2024			June 30, 2023			March 31, 2024
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,318	$72	5.38%	$5,502	$70	5.08%	$6,020	$81	5.40%
Available-for-sale securities	9,791	55	2.28%	10,737	56	2.07%	10,080	56	2.21%
Loans held for sale and investment: (16)
Loans held for investment:
Securities-based loans (“SBL”) (17)	15,029	269	7.10%	14,200	251	7.02%	14,548	263	7.13%
Commercial and industrial (“C&I”) loans	9,935	194	7.70%	10,916	202	7.33%	10,385	200	7.60%
Commercial real estate (“CRE”) loans	7,465	142	7.52%	7,097	132	7.31%	7,385	140	7.52%
Real estate investment trust (“REIT”) loans	1,731	34	7.71%	1,716	31	7.30%	1,687	32	7.67%
Residential mortgage loans	9,173	83	3.66%	8,279	67	3.22%	8,947	80	3.58%
Tax-exempt loans (18)	1,439	10	3.34%	1,629	11	3.17%	1,410	9	3.23%
Loans held for sale	234	4	7.77%	195	4	9.63%	170	3	7.90%
Total loans held for sale and investment	45,006	736	6.51%	44,032	698	6.31%	44,532	727	6.49%
All other interest-earning assets	227	4	5.95%	126	2	5.56%	240	4	6.35%
Interest-earning assets — Bank segment	$60,342	$867	5.72%	$60,397	$826	5.44%	$60,872	$868	5.67%
All other segments
Cash and cash equivalents	$3,311	$49	5.99%	$2,820	$39	5.51%	$3,038	$47	6.18%
Assets segregated for regulatory purposes and restricted cash	3,624	46	5.08%	4,236	47	4.69%	3,654	47	5.23%
Trading assets — debt securities	1,425	20	5.83%	1,025	13	5.00%	1,231	19	5.95%
Brokerage client receivables	2,370	48	8.13%	2,105	42	8.14%	2,290	47	8.17%
All other interest-earning assets	2,426	27	4.24%	1,830	20	3.52%	2,020	21	4.17%
Interest-earning assets — all other segments	$13,156	$190	5.78%	$12,016	$161	5.34%	$12,233	$181	5.91%
Total interest-earning assets	$73,498	$1,057	5.73%	$72,413	$987	5.42%	$73,105	$1,049	5.71%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (13)	$31,232	$173	2.24%	$38,757	$134	1.39%	$31,138	$164	2.11%
Interest-bearing demand deposits (14)	20,261	250	4.95%	12,877	153	4.76%	20,638	253	4.94%
Certificates of deposit	2,491	30	4.81%	2,806	30	4.24%	2,677	30	4.69%
Total bank deposits (19)	53,984	453	3.38%	54,440	317	2.33%	54,453	447	3.31%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	1,189	8	2.90%	1,478	12	3.18%	1,183	8	2.84%
Interest-bearing liabilities — Bank segment	$55,173	$461	3.37%	$55,918	$329	2.35%	$55,636	$455	3.30%
All other segments
Trading liabilities — debt securities	$862	$11	5.22%	$703	$9	5.18%	$799	$11	5.55%
Brokerage client payables	4,558	22	1.93%	5,184	17	1.48%	4,815	21	1.71%
Senior notes payable	2,039	23	4.50%	2,038	23	4.53%	2,039	23	4.50%
All other interest-bearing liabilities (19)	1,522	17	4.42%	579	8	3.88%	1,036	10	3.88%
Interest-bearing liabilities — all other segments	$8,981	$73	3.25%	$8,504	$57	2.68%	$8,689	$65	2.98%
Total interest-bearing liabilities	$64,154	$534	3.35%	$64,422	$386	2.39%	$64,325	$520	3.26%
Firmwide net interest income		$523			$601			$529
Net interest margin (net yield on interest-earning assets)
Bank segment			2.64%			3.26%			2.66%
Firmwide			2.86%			3.33%			2.91%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Third Quarter of 2024	(Unaudited)

	Nine months ended
	June 30, 2024			June 30, 2023
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,699	$232	5.40%	$3,637	$128	4.66%
Available-for-sale securities	10,069	167	2.22%	10,886	163	1.99%
Loans held for sale and investment: (16)
Loans held for investment:
SBL (17)	14,721	798	7.12%	14,580	717	6.49%
C&I loans	10,265	597	7.64%	11,109	566	6.72%
CRE loans	7,365	423	7.55%	6,951	358	6.79%
REIT loans	1,704	100	7.71%	1,671	86	6.80%
Residential mortgage loans	8,972	240	3.57%	7,960	186	3.12%
Tax-exempt loans (18)	1,443	29	3.28%	1,625	31	3.13%
Loans held for sale	180	10	8.15%	184	10	7.46%
Total loans held for sale and investment	44,650	2,197	6.50%	44,080	1,954	5.88%
All other interest-earning assets	235	11	6.10%	141	6	5.54%
Interest-earning assets — Bank segment	$60,653	$2,607	5.68%	$58,744	$2,251	5.08%
All other segments
Cash and cash equivalents	$3,292	$149	6.04%	$3,084	$111	4.81%
Assets segregated for regulatory purposes and restricted cash	3,634	140	5.15%	5,125	152	3.96%
Trading assets — debt securities	1,251	54	5.80%	1,055	40	5.05%
Brokerage client receivables	2,266	140	8.22%	2,236	124	7.46%
All other interest-earning assets	2,265	69	3.89%	1,829	51	3.25%
Interest-earning assets — all other segments	$12,708	$552	5.77%	$13,329	$478	4.73%
Total interest-earning assets	$73,361	$3,159	5.70%	$72,073	$2,729	5.02%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (13)	$31,459	$497	2.11%	$42,828	$392	1.22%
Interest-bearing demand deposits (14)	20,206	747	4.94%	7,881	257	4.36%
Certificates of deposit	2,642	92	4.64%	1,960	54	3.66%
Total bank deposits (19)	54,307	1,336	3.29%	52,669	703	1.78%
FHLB advances and all other interest-bearing liabilities	1,201	26	2.92%	1,408	30	2.82%
Interest-bearing liabilities — Bank segment	$55,508	$1,362	3.28%	$54,077	$733	1.81%
All other segments
Trading liabilities — debt securities	$806	$33	5.46%	$736	$26	4.80%
Brokerage client payables	4,688	63	1.78%	6,291	57	1.25%
Senior notes payable	2,039	69	4.50%	2,038	69	4.52%
All other interest-bearing liabilities (19)	1,134	34	4.00%	655	26	4.06%
Interest-bearing liabilities — all other segments	$8,667	$199	3.05%	$9,720	$178	2.39%
Total interest-bearing liabilities	$64,175	$1,561	3.25%	$63,797	$911	1.90%
Firmwide net interest income		$1,598			$1,818
Net interest margin (net yield on interest-earning assets)
Bank segment			2.68%			3.41%
Firmwide			2.91%			3.37%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2024	(Unaudited)

	Three months ended			% change from
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Net revenues:
Private Client Group	$2,416	$2,182	$2,341	11%	3%
Capital Markets	330	276	321	20%	3%
Asset Management	265	226	252	17%	5%
Bank	418	514	424	(19)%	(1)%
Other (20)	28	15	17	87%	65%
Intersegment eliminations	(229)	(306)	(237)	(25)%	(3)%
Total net revenues	$3,228	$2,907	$3,118	11%	4%

Pre-tax income/(loss):
Private Client Group	$441	$411	$444	7%	(1)%
Capital Markets	(14)	(34)	(17)	59%	18%
Asset Management	112	89	100	26%	12%
Bank	115	66	75	74%	53%
Other (20)	(10)	(46)	7	78%	NM
Pre-tax income	$644	$486	$609	33%	6%

	Nine months ended
$ in millions	June 30, 2024	June 30, 2023	% change
Net revenues:
Private Client Group	$6,983	$6,389	9%
Capital Markets	989	873	13%
Asset Management	752	649	16%
Bank	1,283	1,562	(18)%
Other (20)	71	34	109%
Intersegment eliminations	(719)	(941)	(24)%
Total net revenues	$9,359	$8,566	9%

Pre-tax income/(loss):
Private Client Group	$1,324	$1,286	3%
Capital Markets	(28)	(84)	67%
Asset Management	305	251	22%
Bank	282	293	(4)%
Other (9) (20)	—	(51)	100%
Pre-tax income	$1,883	$1,695	11%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2024	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Revenues:
Asset management and related administrative fees	$1,364	$1,164	$1,283	17%	6%
Brokerage revenues:
Mutual and other fund products	142	135	141	5%	1%
Insurance and annuity products	130	103	127	26%	2%
Equities, exchange-traded funds (“ETFs”) and fixed income products	137	111	139	23%	(1)%
Total brokerage revenues	409	349	407	17%	—%
Account and service fees:
Mutual fund and annuity service fees	118	103	115	15%	3%
RJBDP fees: (13)
Bank segment	198	277	206	(29)%	(4)%
Third-party banks	149	107	160	39%	(7)%
Client account and other fees	66	59	64	12%	3%
Total account and service fees	531	546	545	(3)%	(3)%
Investment banking	10	9	8	11%	25%
Interest income	121	114	122	6%	(1)%
All other	13	25	6	(48)%	117%
Total revenues	2,448	2,207	2,371	11%	3%
Interest expense	(32)	(25)	(30)	28%	7%
Net revenues	2,416	2,182	2,341	11%	3%
Non-interest expenses:
Financial advisor compensation and benefits	1,327	1,151	1,273	15%	4%
Administrative compensation and benefits	389	355	391	10%	(1)%
Total compensation, commissions and benefits	1,716	1,506	1,664	14%	3%
Non-compensation expenses	259	265	233	(2)%	11%
Total non-interest expenses	1,975	1,771	1,897	12%	4%
Pre-tax income	$441	$411	$444	7%	(1)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2024	(Unaudited)

Private Client Group

	Nine months ended
$ in millions	June 30, 2024	June 30, 2023	% change
Revenues:
Asset management and related administrative fees	$3,838	$3,319	16%
Brokerage revenues:
Mutual and other fund products	419	398	5%
Insurance and annuity products	382	320	19%
Equities, ETFs and fixed income products	397	340	17%
Total brokerage revenues	1,198	1,058	13%
Account and service fees:
Mutual fund and annuity service fees	339	306	11%
RJBDP fees: (13)
Bank segment	627	856	(27)%
Third-party banks	461	344	34%
Client account and other fees	195	175	11%
Total account and service fees	1,622	1,681	(4)%
Investment banking	29	27	7%
Interest income	361	340	6%
All other	23	40	(43)%
Total revenues	7,071	6,465	9%
Interest expense	(88)	(76)	16%
Net revenues	6,983	6,389	9%
Non-interest expenses:
Financial advisor compensation and benefits	3,790	3,344	13%
Administrative compensation and benefits	1,159	1,042	11%
Total compensation, commissions and benefits	4,949	4,386	13%
Non-compensation expenses	710	717	(1)%
Total non-interest expenses	5,659	5,103	11%
Pre-tax income	$1,324	$1,286	3%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2024	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Revenues:
Brokerage revenues:
Fixed income	$86	$78	$88	10%	(2)%
Equity	35	32	34	9%	3%
Total brokerage revenues	121	110	122	10%	(1)%
Investment banking:
Merger & acquisition and advisory	91	88	107	3%	(15)%
Equity underwriting	33	25	23	32%	43%
Debt underwriting	49	28	41	75%	20%
Total investment banking	173	141	171	23%	1%
Interest income	32	21	26	52%	23%
Affordable housing investments business revenues	30	21	22	43%	36%
All other	4	4	4	—%	—%
Total revenues	360	297	345	21%	4%
Interest expense	(30)	(21)	(24)	43%	25%
Net revenues	330	276	321	20%	3%
Non-interest expenses:
Compensation, commissions and benefits	243	220	240	10%	1%
Non-compensation expenses	101	90	98	12%	3%
Total non-interest expenses	344	310	338	11%	2%
Pre-tax loss	$(14)	$(34)	$(17)	59%	18%

	Nine months ended
$ in millions	June 30, 2024	June 30, 2023	% change
Revenues:
Brokerage revenues:
Fixed income	$276	$274	1%
Equity	107	100	7%
Total brokerage revenues	383	374	2%
Investment banking:
Merger & acquisition and advisory	316	277	14%
Equity underwriting	82	69	19%
Debt underwriting	116	73	59%
Total investment banking	514	419	23%
Interest income	81	65	25%
Affordable housing investments business revenues	75	68	10%
All other	12	11	9%
Total revenues	1,065	937	14%
Interest expense	(76)	(64)	19%
Net revenues	989	873	13%
Non-interest expenses:
Compensation, commissions and benefits	721	664	9%
Non-compensation expenses	296	293	1%
Total non-interest expenses	1,017	957	6%
Pre-tax loss	$(28)	$(84)	67%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2024	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Revenues:
Asset management and related administrative fees:
Managed programs	$171	$146	$163	17%	5%
Administration and other	83	71	79	17%	5%
Total asset management and related administrative fees	254	217	242	17%	5%
Account and service fees	5	5	5	—%	—%
All other	6	4	5	50%	20%
Net revenues	265	226	252	17%	5%
Non-interest expenses:
Compensation, commissions and benefits	56	51	58	10%	(3)%
Non-compensation expenses	97	86	94	13%	3%
Total non-interest expenses	153	137	152	12%	1%
Pre-tax income	$112	$89	$100	26%	12%

	Nine months ended
$ in millions	June 30, 2024	June 30, 2023	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$484	$420	15%
Administration and other	236	200	18%
Total asset management and related administrative fees	720	620	16%
Account and service fees	16	16	—%
All other	16	13	23%
Net revenues	752	649	16%
Non-interest expenses:
Compensation, commissions and benefits	167	150	11%
Non-compensation expenses	280	248	13%
Total non-interest expenses	447	398	12%
Pre-tax income	$305	$251	22%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2024	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Revenues:
Interest income	$867	$826	$868	5%	—%
Interest expense	(461)	(329)	(455)	40%	1%
Net interest income	406	497	413	(18)%	(2)%
All other	12	17	11	(29)%	9%
Net revenues	418	514	424	(19)%	(1)%
Non-interest expenses:
Compensation and benefits	45	48	48	(6)%	(6)%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	(10)	54	21	NM	NM
RJBDP fees to Private Client Group (13)	198	277	206	(29)%	(4)%
All other	70	69	74	1%	(5)%
Total non-compensation expenses	258	400	301	(36)%	(14)%
Total non-interest expenses	303	448	349	(32)%	(13)%
Pre-tax income	$115	$66	$75	74%	53%

	Nine months ended
$ in millions	June 30, 2024	June 30, 2023	% change
Revenues:
Interest income	$2,607	$2,251	16%
Interest expense	(1,362)	(733)	86%
Net interest income	1,245	1,518	(18)%
All other	38	44	(14)%
Net revenues	1,283	1,562	(18)%
Non-interest expenses:
Compensation and benefits	136	136	—%
Non-compensation expenses:
Bank loan provision for credit losses	23	96	(76)%
RJBDP fees to Private Client Group (13)	627	856	(27)%
All other	215	181	19%
Total non-compensation expenses	865	1,133	(24)%
Total non-interest expenses	1,001	1,269	(21)%
Pre-tax income	$282	$293	(4)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2024	(Unaudited)

Other (20)

	Three months ended			% change from
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Revenues:
Interest income	$47	$37	$44	27%	7%
All other	6	2	(2)	200%	NM
Total revenues	53	39	42	36%	26%
Interest expense	(25)	(24)	(25)	4%	—%
Net revenues	28	15	17	87%	65%
Non-interest expenses:
Compensation and benefits	29	27	32	7%	(9)%
All other	9	34	(22)	(74)%	NM
Total non-interest expenses	38	61	10	(38)%	280%
Pre-tax income/(loss)	$(10)	$(46)	$7	78%	NM

	Nine months ended
$ in millions	June 30, 2024	June 30, 2023	% change
Revenues:
Interest income	$140	$103	36%
All other	6	6	—%
Total revenues	146	109	34%
Interest expense	(75)	(75)	—%
Net revenues	71	34	109%
Non-interest expenses:
Compensation and benefits	78	71	10%
Insurance settlement received (9)	—	(32)	100%
All other	(7)	46	NM
Total non-interest expenses	71	85	(16)%
Pre-tax loss	$—	$(51)	100%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Third Quarter of 2024	(Unaudited)

Bank Segment

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

	As of			% change from
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024
Total assets	$60,574	$59,506	$61,038	2%	(1)%

Bank loans, net	$45,149	$43,345	$44,099	4%	2%

Bank loan allowance for credit losses	$456	$456	$471	—%	(3)%
Bank loan allowance for credit losses as a % of total loans held for investment	1.00%	1.04%	1.06%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (21)	2.00%	1.90%	2.05%

Total nonperforming assets	$160	$127	$187	26%	(14)%
Nonperforming assets as a % of total assets	0.26%	0.21%	0.31%

Total criticized loans	$523	$411	$538	27%	(3)%
Criticized loans as a % of loans held for investment	1.15%	0.94%	1.21%

Total bank deposits	$54,401	$53,768	$54,843	1%	(1)%

	Three months ended			% change from		Nine months ended
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023	% change
Net interest margin (net yield on interest-earning assets)	2.64%	3.26%	2.66%			2.68%	3.41%

Bank loan provision/(benefit) for credit losses	$(10)	$54	$21	NM	NM	$23	$96	(76)%
Net charge-offs	$6	$15	$28	(60)%	(79)%	$42	$37	14%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Nine months ended
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Net income available to common shareholders	$491	$369	$474	$1,462	$1,301
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (22)	11	18	11	33	53
Other acquisition-related compensation	—	10	—	—	10
Total “Compensation, commissions and benefits” expense	11	28	11	33	63
Communications and information processing	—	—	1	1	—
Professional fees	1	1	1	3	1
Other:
Amortization of identifiable intangible assets (23)	11	11	11	33	33
All other acquisition-related expenses	—	—	2	2	—
Total “Other” expense	11	11	13	35	33
Total expenses related to acquisitions	23	40	26	72	97
Other — Insurance settlement received (9)	—	—	—	—	(32)
Pre-tax impact of non-GAAP adjustments	23	40	26	72	65
Tax effect of non-GAAP adjustments	(6)	(10)	(6)	(18)	(16)
Total non-GAAP adjustments, net of tax	17	30	20	54	49
Adjusted net income available to common shareholders (2)	$508	$399	$494	$1,516	$1,350

Pre-tax income	$644	$486	$609	$1,883	$1,695
Pre-tax impact of non-GAAP adjustments (as detailed above)	23	40	26	72	65
Adjusted pre-tax income (2)	$667	$526	$635	$1,955	$1,760

Compensation, commissions and benefits expense	$2,090	$1,851	$2,043	$6,054	$5,407
Less: Total compensation-related acquisition expenses (as detailed above)	11	28	11	33	63
Adjusted “Compensation, commissions and benefits” expense (2)	$2,079	$1,823	$2,032	$6,021	$5,344

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Pre-tax margin (6)	20.0%	16.7%	19.5%	20.1%	19.8%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (22)	0.3%	0.7%	0.3%	0.4%	0.6%
Other acquisition-related compensation	—%	0.3%	—%	—%	0.1%
Total “Compensation, commissions and benefits” expense	0.3%	1.0%	0.3%	0.4%	0.7%
Communications and information processing	—%	—%	—%	—%	—%
Professional fees	—%	—%	0.1%	—%	—%
Other:
Amortization of identifiable intangible assets (23)	0.4%	0.4%	0.4%	0.4%	0.4%
All other acquisition-related expenses	—%	—%	0.1%	—%	—%
Total “Other” expense	0.4%	0.4%	0.5%	0.4%	0.4%
Total expenses related to acquisitions	0.7%	1.4%	0.9%	0.8%	1.1%
Other — Insurance settlement received (9)	—%	—%	—%	—%	(0.4)%
Total non-GAAP adjustments	0.7%	1.4%	0.9%	0.8%	0.7%
Adjusted pre-tax margin (2) (6)	20.7%	18.1%	20.4%	20.9%	20.5%

Total compensation ratio (7)	64.7%	63.7%	65.5%	64.7%	63.1%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (22)	0.3%	0.7%	0.3%	0.4%	0.6%
Other acquisition-related compensation	—%	0.3%	—%	—%	0.1%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.3%	1.0%	0.3%	0.4%	0.7%
Adjusted total compensation ratio (2) (7)	64.4%	62.7%	65.2%	64.3%	62.4%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
Earnings per common share (4)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Basic	$2.37	$1.75	$2.27	$7.02	$6.09
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (22)	0.05	0.09	0.05	0.16	0.25
Other acquisition-related compensation	—	0.05	—	—	0.05
Total “Compensation, commissions and benefits” expense	0.05	0.14	0.05	0.16	0.30
Communications and information processing	—	—	0.01	—	—
Professional fees	0.01	—	0.01	0.01	—
Other:
Amortization of identifiable intangible assets (23)	0.05	0.05	0.05	0.17	0.16
All other acquisition-related expenses	—	—	0.01	0.01	—
Total “Other” expense	0.05	0.05	0.06	0.18	0.16
Total expenses related to acquisitions	0.11	0.19	0.13	0.35	0.46
Other — Insurance settlement received (9)	—	—	—	—	(0.15)
Tax effect of non-GAAP adjustments	(0.03)	(0.05)	(0.03)	(0.09)	(0.08)
Total non-GAAP adjustments, net of tax	0.08	0.14	0.10	0.26	0.23
Adjusted basic (2)	$2.45	$1.89	$2.37	$7.28	$6.32

Diluted	$2.31	$1.71	$2.22	$6.85	$5.95
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (22)	0.05	0.09	0.05	0.15	0.24
Other acquisition-related compensation	—	0.05	—	—	0.05
Total “Compensation, commissions and benefits” expense	0.05	0.14	0.05	0.15	0.29
Communications and information processing	—	—	—	—	—
Professional fees	0.01	—	0.01	0.01	—
Other:
Amortization of identifiable intangible assets (23)	0.05	0.05	0.05	0.16	0.15
All other acquisition-related expenses	—	—	0.01	0.01	—
Total “Other” expense	0.05	0.05	0.06	0.17	0.15
Total expenses related to acquisitions	0.11	0.19	0.12	0.33	0.44
Other — Insurance settlement received (9)	—	—	—	—	(0.15)
Tax effect of non-GAAP adjustments	(0.03)	(0.05)	(0.03)	(0.08)	(0.07)
Total non-GAAP adjustments, net of tax	0.08	0.14	0.09	0.25	0.22
Adjusted diluted (2)	$2.39	$1.85	$2.31	$7.10	$6.17
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	June 30, 2024	June 30, 2023	March 31, 2024
Total common equity attributable to Raymond James Financial, Inc.	$11,118	$9,870	$10,905
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,884	1,928	1,894
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(136)	(129)	(134)
Tangible common equity attributable to Raymond James Financial, Inc. (2)	$9,370	$8,071	$9,145
Common shares outstanding	205.6	208.5	207.3
Book value per share (10)	$54.08	$47.34	$52.60
Tangible book value per share (2) (10)	$45.57	$38.71	$44.11

Return on common equity	Three months ended			Nine months ended
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Average common equity (24)	$11,012	$9,873	$10,808	$10,717	$9,705
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (22)	5	9	6	17	27
Other acquisition-related compensation	—	4	—	—	2
Total “Compensation, commissions and benefits” expense	5	13	6	17	29
Communications and information processing	—	—	—	—	—
Professional fees	1	1	—	2	—
Other:
Amortization of identifiable intangible assets (23)	5	6	6	16	17
All other acquisition-related expenses	—	—	1	1	—
Total “Other” expense	5	6	7	17	17
Total expenses related to acquisitions	11	20	13	36	46
Other — Insurance settlement received (9)	—	—	—	—	(24)
Tax effect of non-GAAP adjustments	(3)	(5)	(3)	(9)	(5)
Total non-GAAP adjustments, net of tax	8	15	10	27	17
Adjusted average common equity (2) (24)	$11,020	$9,888	$10,818	$10,744	$9,722

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
$ in millions	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Average common equity (24)	$11,012	$9,873	$10,808	$10,717	$9,705
Less:
Average goodwill and identifiable intangible assets, net	1,889	1,930	1,901	1,898	1,932
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(135)	(128)	(133)	(133)	(128)
Average tangible common equity (2) (24)	$9,258	$8,071	$9,040	$8,952	$7,901
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (22)	5	9	6	17	27
Other acquisition-related compensation	—	4	—	—	2
Total “Compensation, commissions and benefits” expense	5	13	6	17	29
Communications and information processing	—	—	—	—	—
Professional fees	1	1	—	2	—
Other:
Amortization of identifiable intangible assets (23)	5	6	6	16	17
All other acquisition-related expenses	—	—	1	1	—
Total “Other” expense	5	6	7	17	17
Total expenses related to acquisitions	11	20	13	36	46
Other — Insurance settlement received (9)	—	—	—	—	(24)
Tax effect of non-GAAP adjustments	(3)	(5)	(3)	(9)	(5)
Total non-GAAP adjustments, net of tax	8	15	10	27	17
Adjusted average tangible common equity (2) (24)	$9,266	$8,086	$9,050	$8,979	$7,918

Return on common equity (5)	17.8%	14.9%	17.5%	18.2%	17.9%
Adjusted return on common equity (2) (5)	18.4%	16.1%	18.3%	18.8%	18.5%
Return on tangible common equity (2) (5)	21.2%	18.3%	21.0%	21.8%	22.0%
Adjusted return on tangible common equity (2) (5)	21.9%	19.7%	21.8%	22.5%	22.7%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2024                                 Footnotes

(1)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period.

(2)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(3)	Estimated.

(4)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended June 30, 2024, March 31, 2024, and June 30, 2023, and $3 million and $4 million for the nine months ended June 30, 2024 and June 30, 2023, respectively.

(5)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(6)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(7)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(8)	Provisions for legal and regulatory matters did not have a significant impact on our results for the three months ended June 30, 2024. The nine months ended June 30, 2024 and three months ended March 31, 2024 included the favorable impact of a legal and regulatory reserve release. The three and nine months ended June 30, 2023 included the unfavorable impact of elevated provisions for legal and regulatory matters.

(9)
The nine months ended June 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(10)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(11)	These metrics for the three and nine months ended June 30, 2023 include the impact of the departure of approximately $5 billion of assets under administration, representing the portion of advisors previously associated through a single relationship in the firm’s independent contractors division whose affiliation with the firm ended in the fiscal third quarter of 2023.

(12)
This metric includes the impact of the transfer of approximately 50 financial advisors to our Registered Investment Advisor & Custody Services (“RCS”) division during our fiscal third quarter of 2024, primarily related to one firm with financial advisors previously affiliated as independent contractors. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration.

(13)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and within money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our bank deposit liability balance reflected on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(14)
Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and substantially all are reflected within interest-bearing demand deposits in our net interest disclosures in this release.

(15)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(16)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2024                                 Footnotes

(17)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(18)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(19)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

(20)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(21)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(22)
Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(23)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(24)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.